Financial Income and Expense (Tables)	12 Months Ended
Dec. 31, 2025
Financial Income and Expense
Schedule of financial income and expense

	2025	2024	2023

	(€ in thousands)
Interest income:
Cash and cash equivalents	2,333	3,251	2,593
Interest and finance costs:
Cash and cash equivalents	(27)	(74)	(31)
Lease liability	(612)	(713)	(774)
Loans and borrowings	(290)	(290)	(398)
Foreign exchange result:
Net foreign exchange (loss) / benefit	(358)	(7)	(255)
Total	1,046	2,167	1,135